UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 06, 2013 (January 26, 2013)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

98-1090431
(I.R.S. Employer Identification No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On January 26, 2013, our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a Biological Survey Agreement (the “Biological Survey Agreement”) with Phoenix Biological Consulting, LLC (“Phoenix”), where Phoenix is to perform focused biological surveys for Coronus projects Adelanto West, 29-Palms North, Joshua Tree East, Yucca Valley East, and Apple Valley East. The focused biological survey scope of work includes surveys for desert tortoise, burrowing owl, Mohave ground squirrel, and rare plants. Additionally, the scope of work includes lake and streambed delineation, as well as the development of Joshua tree relocation and management plans. The estimated total cost for performing the work is $137,310. The work was expected to begin, and did, in March, 2013, and will continue up through July, 2013.

The financial advisory services agreement (the “Advisory Agreement”) we entered into with Source Capital Group, Inc. (“SCG”), as reported in our Form 8-K filed with the SEC on August 9 and December 9, 2011, has been terminated. Initially, the term of the Advisory Agreement was 120 days from August 8, 2011 (the “Expiration Date”), and was to be automatically renewed on a monthly basis until canceled in writing by either us or SCG. On April 24, 2013, we cancelled the engagement. Notwithstanding the termination, SCG will be entitled to a 3% cash commission on any debt financing in the event that at any time prior to the second anniversary of the termination of the Advisory Agreement, a debt financing is consummated and the investor is on a list of potential investors provided to us by SCG at the time of termination and SCG had made efforts with respect to such investor(s) prior to termination.

On April 26, 2013, the parties extended again the Maturity Date under the Loan we entered into with Clean Focus on December 20, 2012. We reported the Loan in our Form 8-K filed with the SEC on January 7, February 13, and April 16, 2013. The Note is now due on the earlier of i) 31 days after the total Advances equal $4,000,000.00 or ii) July 31, 2013 (the “Maturity Date”). On May 3, 2013, the parties agreed that the terms of a stock purchase agreement could not be agreed on. Accordingly, the unpaid principal balance of the Note as at May 3, 2013, of $3,334,032, together with all accrued and unpaid interest on the principal balance shall be due and payable on the Maturity Date.

The Vacant Land Purchase Agreement (the “29-Palms Morongo Agreement”), entered into by our wholly-owned subsidiary, Coronus 29-Palms Morongo LLC, as reported in our Form 8-K filed with the SEC on October 29, 2012, and January 7, February 13, and April 16, 2013, has been amended. Effective May 3, 2013, the parties agreed to an option arrangement where an option (the “Option”) to purchase the 24.23 acre parcel of vacant land was adopted, with the following terms: 1) Coronus 29-Palms Morongo LLC pays monthly payments equal to 6% per annum of the purchase price, or $433.42 per month, 2) the monthly payments are applied to the purchase price, provided Coronus 29-Palms Morongo LLC exercises the Option, otherwise the payments are forfeited to the seller, 3) the term of the Option is 24 months, 4) failure to make the monthly payment terminates the Option, and 5) during the term of the Option, the seller provides the necessary consent for Coronus 29-Palms Morongo LLC to apply for a conditional use permit from the County of San Bernardino.

As reported in our Form 8-K filed with the SEC on February 13, 2013, on January 31, 2013, the parties to the 29-Palms Morongo Agreement replaced Coronus as purchaser with the Company’s wholly-owned subsidiary Coronus 29-Palms Morongo LLC. In relation to the parties replacing Coronus as purchaser with Coronus 29-Palms Morongo LLC, the Company reduced the debt Coronus owed the Company by $1,000, which equaled the deposit Coronus paid on entering into the 29-Palms

Morongo Agreement. Additionally, on March 31, 2013, Coronus assigned the interconnection request for project Coronus 29-Palms Morongo to Coronus 29-Palms Morongo LLC. In return, the Company reduced the debt Coronus owed the Company by $11,400, which equaled the original deposit of $1,400 Coronus paid to SCE on submitting the interconnection request, plus the deposit of $10,000 Coronus paid to SCE on entering into the system impact study agreement for the project.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 25, 2012, Coronus entered into a Vacant Land Purchase Agreement (the “Phelan South Agreement”) to acquire a 40 acre parcel of vacant land, situated in Phelan, an unincorporated community in the County of San Bernardino, California, as reported in our Form 8-K’s filed with the SEC on May 7, August 13, and September 11, 2012. The purchase price was $350,000, all cash. Coronus deposited $1,000 into escrow and agreed to deposit an additional $349,000 within sufficient time to close escrow. Close of escrow was March 15, 2013, and the Phelan South Agreement was subject to Coronus’ board of director approval on or before February 28, 2013. Between September 30, 2012, and March 15, 2013, Coronus made $11,278 in non-refundable payments to the seller, separate and distinct from the purchase. Coronus’ board of directors did not approve the purchase, and effective April 22, 2013, the parties mutually terminated the Phelan South Agreement. Coronus’ board of directors rejected the Phelan South Agreement due to anticipated challenges with the parcel in relation to interconnecting a solar PV system to the grid. Coronus is entitled to the $1,000 deposited into escrow, less the escrow's $150 cancellation fee.

ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION.

As disclosed above under Item 1.01, the 29-Palms Morongo Agreement entered into by Coronus 29-Palms Morongo LLC has been amended. Effective May 3, 2013, the parties agreed to an option arrangement where an option (the “Option”) to purchase the 24.23 acre parcel of vacant land was adopted, with the following terms: 1) Coronus 29-Palms Morongo LLC pays monthly payments equal to 6% per annum of the purchase price, or $433.42 per month, 2) the monthly payments are applied to the purchase price, provided Coronus 29-Palms Morongo LLC exercises the Option, otherwise the payments are forfeited to the seller, 3) the term of the Option is 24 months, and 4) failure to make the monthly payment terminates the Option.

ITEM 7.01      REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced today Coronus’ entry into the Biological Survey Agreement with Phoenix, the termination of the Advisory Agreement with SCG, and the extension of the Maturity Date under the Loan we entered into with Clean Focus on December 20, 2012. Additionally, we announced the parties’ inability to agree on the terms of a stock purchase agreement, as a conversion mechanism under the Loan. Further, as disclosed above under Items 1.01 and 2.03, we announced today the conversion of the 29-Palms Morongo Agreement into an option to purchase, as well as the reduction in debt Coronus owed us as a result of replacing Coronus as purchaser with Coronus 29-Palms Morongo LLC, and assigning the interconnection request for project Coronus 29-Palms Morongo to Coronus 29-Palms Morongo LLC. Also, as disclosed above under Item 1.02, we announced today Coronus’ termination of the Phelan South Agreement. Lastly, as disclosed below under Item 8.01, we announced Coronus’ postings with SCE of the second interconnection financial securities for solar PV projects Coronus Yucca Valley East 1, 2, and 3.

ITEM 8.01      OTHER EVENTS.

On April 15, 2013, pursuant to the SCE interconnection request for solar PV project Coronus Yucca Valley East 3, Coronus posted with SCE the second interconnection financial security, in the amount of $42,250. The posting amount for the Coronus Yucca Valley East 3 project was determined by the results of the System Impact Study Coronus entered into with SCE on June 25, 2012, which we reported in our Form 8-K filed with the SEC on June 26, 2012.

On April 26, 2013, pursuant to the SCE interconnection requests for solar PV projects Coronus Yucca Valley East 1 and 2, Coronus posted with SCE the second interconnection financial securities, in the amounts of $12,650 and $34,990, respectively. The posting amounts for the Coronus Yucca Valley East 1 and 2 projects were determined by the results of the System Impact Studies Coronus entered into with SCE on February 2, 2012, which we reported in our Form 8-K filed with the SEC on February 8, 2012.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of May, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors